UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 29, 2018

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2018, Invitae Corporation (“Invitae”), together with its subsidiaries PatientCrossroads, Inc., Good Start Genetics, Inc., Ommdom Inc., Combimatrix Corporation and Combimatrix Molecular Diagnostics, Inc. (together with Invitae, the “Borrowers”), entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”) with Oxford Finance LLC (the “Lender”) which amended that certain Loan and Security Agreement entered into as of March 15, 2017 among Invitae, PatientCrossroads, Inc. and the Lender (the “Original Loan Agreement”), as amended by the First Amendment to Loan and Security Agreement dated February 26, 2018 among the Borrowers and the Lender (the “First Amendment” and as amended by the First Amendment, the “Amended Loan Agreement”). Under the Amended Loan Agreement, Invitae borrowed an initial term loan of $40 million and borrowed a second term loan of $20 million during the first quarter of 2018.

Pursuant to the Second Amendment, subject to certain conditions, Invitae is eligible to borrow the third term loan of up to $20 million through the fourth quarter of 2018. The Second Amendment also waives certain defaults under the Amended Loan Agreement existing as of the date of the Second Amendment.

The foregoing description of the Amended Loan Agreement and the Second Amendment is qualified in its entirety by reference to the full text of the Original Loan Agreement, the First Amendment and the Second Amendment, copies of which are filed (or incorporated by reference) as Exhibits 10.1, 10.2 and 10.3, respectively, to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of March 15, 2017 between Oxford Capital, LLC, Invitae Corporation and PatientCrossroads, Inc. (incorporated by reference to Exhibit 10.13 to Invitae Corporation’s Amendment No. 1 to Annual Report on Form 10-K filed on June 23, 2017).

10.2	First Amendment to Loan and Security Agreement entered into as of February 26, 2018 between Oxford Finance LLC and Invitae Corporation together with its subsidiaries PatientCrossroads, Inc., Good Start Genetics, Inc., Ommdom Inc., Combimatrix Corporation and Combimatrix Molecular Diagnostics, Inc. (incorporated by reference to Exhibit 10.2 to Invitae Corporation’s Current Report on Form 8-K filed on February 28, 2018).

10.3	Second Amendment to Loan and Security Agreement entered into as of June 29, 2018 between Oxford Finance LLC and Invitae Corporation together with its subsidiaries PatientCrossroads, Inc., Good Start Genetics, Inc., Ommdom Inc., Combimatrix Corporation and Combimatrix Molecular Diagnostics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer